WELLS FARGO FUNDS TRUST

International Fund
Class A, Class B, and Institutional Class

Supplement dated February 19, 2002 to the
Prospectuses dated February 1, 2002

Effective February 11, 2002, Deborah A. Chaplin and Sheridan P. Reilly are the portfolio managers responsible for the day-to-day management of the International Fund.

Ms. Chaplin has been a portfolio manager specializing in international equity investments with Schroder Investment Management North America Inc. ("Schroder") since 2000, and is an Executive Vice President. From 1996 to 2000, she was an international equity portfolio manager for Scudder Kemper Investments. Ms. Chaplin received her undergraduate degree in International Relations and Asian Studies from Tufts University, an MTS from Harvard University, and an MBA from the University of California at Berkeley. Ms. Chaplin is also a Chartered Financial Analyst.

Mr. Reilly has been a portfolio manager specializing in international equity investments with Schroder since 2001, and is an Executive Vice President. From 2000 to 2001, Mr. Reilly was Chief Investment Officer, International Equity, at Ivy MacKenzie, and from 1995 to 2000, he was an institutional international equity portfolio manager for Scudder Kemper Investments. Mr. Reilly received his undergraduate degree in the Classics from St. John’s University, and an MA from Gregorian University. Mr. Reilly is also a Chartered Financial Analyst.